UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 24, 2005


                            INTERNATIONAL POWER GROUP, LTD.
             (Exact name of registrant as specified in its charter)


                                     DELAWARE
                    (State of incorporation or organization)

                                     0-51449
                            (Commission file number)

                                   20-1686022
                      (I.R.S. Employer Identification No.)


                     6 Glory Lane, Sussex, New Jersey 07461
                    (Address of principal executive offices)


                                 (973) 875-6423
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
---------

On October 24, 2005, International Power Group, Ltd. (the "Registrant") entered into a definitive one year Insurance, Brokerage and Related Consulting Service Agreement with Marsh USA, Inc. ("Marsh") for Marsh to become the Registrant's insurance broker. The Insurance, Brokerage and Related Consulting Service Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Registrant will pay Marsh a $10,000 annual fee and other compensation (as more fully described in Appendix B attached to Exhibit 10.1 herein), in consideration for which Marsh will act as the Registrant's risk management advisor and consultant and insurance broker, as applicable, and shall provide the services as set forth in Appendix A to Exhibit 10.1 herein.


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A press release in regard to the above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

10.1 Insurance, Brokerage and Related Consulting Service Agreement executed by the Registrant on October 24, 2005.

99.1        Press release dated October 25, 2005.



Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         INTERNATIONAL POWER GROUP, LTD.

Date:    October 26, 2005                         By:   /s/ Jack Wagenti
                                                  ----------------------------
                                                  Jack Wagenti
                                                  Vice President and Secretary




















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